UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 5, 2022
___________________________________________________________________

COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy, Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2022, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Covenant Logistics Group, Inc., a Nevada corporation (the “Company”), approved new annualized base salaries for certain of the Company’s named executive officers as follows:

Named Executive Officer	New Annualized Salary
M. Paul Bunn	$500,000
Joey Hogan	$250,000
Lynn Doster	$365,000

The salary changes for Mr. Bunn and Ms. Doster will be effective January 1, 2023 and were approved by the Committee in connection with their recent promotions and increased responsibility within the Company. The salary change for Mr. Hogan will be effective July 1, 2023 and was made connection with his transition to a new role in 2023 as Executive Vice President focused on strategic planning, mentoring the leadership team, government relations, and other special projects.

On December 5, 2022, the Committee also approved the 2023 cash short-term incentive plan for David Parker, M. Paul Bunn, Joey Hogan, James Grant, Samuel Hough, and Lynn Doster (the “2023 Executive Bonus Program”). Under the 2023 Executive Bonus Program, the bonus targets, expressed as a percentage of year-end annualized base salary, are as follows:

Named Executive Officer	Bonus Target
David Parker	100.0%
M. Paul Bunn	100.0%
Joey Hogan	50.0%*
James Grant	60.0%
Samuel Hough	55.0%
Lynn Doster	55.0%

*Mr. Hogan’s bonus target will be 100.0% of his base salary for the first half of 2023 and then will decrease to 50.0% of his base salary for the second half of the 2023.

Under the 2023 Executive Bonus Program, Messrs. Parker, Hogan, Bunn, and Grant are eligible to earn up to 150% of their bonus target upon the attainment of certain consolidated adjusted earnings per share goals and up to 25% of their bonus target upon the attainment of certain strategic projects relating to equipment, driver retention, and information technology. Mr. Hough and Ms. Doster are eligible to earn up to 100% of their bonus target upon the attainment of certain consolidated adjusted earnings per share goals, up to 55% of their bonus target upon the attainment of certain business unit performance goals, and up to 20% of their bonus target upon the attainment of a certain key strategic project relating to driver retention for their respective business units.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: December 6, 2022	By:	/s/ James S. Grant
James S. Grant
Executive Vice President and Chief Financial Officer